Pursuant to Rule 497(e)

Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Supplement dated September 22, 2008

to the Prospectus dated February 28, 2008

as supplemented and amended to date

The fourth paragraph on page 36 of the Prospectus in the section “Portfolio Management” is hereby deleted and replaced with the following:

“Timothy Pettee, Senior Vice President and Chief Investment Officer of AIG SunAmerica, is primarily responsible for the day-to-day management of the Portfolios. Prior to joining AIG SunAmerica in 2003, Mr. Pettee was Executive Vice President and Global Director of Research with Schroder Investment Management and Director of Research with U.S. Trust Co.”

The first sentence of “Reinstatement Privilege” under the section “Other Sales Charge Arrangements and Waivers” on page 18 of the Prospectus is hereby deleted and replaced with the following:

“Within one year of a redemption of certain Class A, Class B and Class C shares of a Portfolio, the proceeds of the sale may be invested in the same share class of any Portfolio or in the same share class of any other retail fund distributed by AIG SACS without a sales charge, except for SunAmerica Senior Floating Rate Fund, Inc. (where the reinstatement privilege applies to Class A and Class C shares only).”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP4_AAPRO_2-08

SUNAMERICA FOCUSED SERIES, INC.

SunAmerica Focused Asset Allocation Strategies

Supplement dated September 22, 2008 to the

Statement of Additional Information (“SAI”) dated February 28, 2008,

as supplemented and amended to date

Under the heading “Other Accounts Managed by the Portfolio Manager” on page B-26 of the SAI, the information pertaining to Steven Schoepke is hereby deleted and replaced with the following:

Number of Other Accounts Managed and Total Assets by Account ($ millions)				Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions)
Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Timothy Pettee	0	0	0	0	0	0
	0	0	0	0	0	0

Under the heading “Portfolio Manager Ownership of Fund Shares” on page B-26 of the SAI, the information pertaining to Steven Schoepke is hereby deleted and replaced with the following:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in each Fund Managed by the Named Portfolio Manager
Timothy Pettee	$0

The following is hereby added after the last paragraph under the heading “Bonds and Other Fixed Income Securities” on page B-7 of the SAI:

The value of FNMA’s and FHLMC’s securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA . The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI_SUP1_AAPRO_2.08